Ashland Inc. and Consolidated Subsidiaries
STATEMENTS OF CONSOLIDATED INCOME
Years Ended September 30

(In millions except per share data)                                  2006         2005         2004          2003          2002
--------------------------------------------------------------------------------------------------------------------------------
REVENUES
Sales and operating revenues                                   $    7,233   $    6,731    $   5,776     $   5,165    $    4,738
Equity income                                                          11          525          412           292           181
Other income                                                           33           39           26            46            35
                                                               -----------  -----------   ----------    ----------   -----------
                                                                    7,277        7,295        6,214         5,503         4,954
COSTS AND EXPENSES
Cost of sales and operating expenses                                6,030        5,545        4,721         4,189         3,812
Selling, general and administrative expenses                        1,077        1,079          968         1,031           964
                                                               -----------  -----------   ----------    ----------   -----------
                                                                    7,107        6,624        5,689         5,220         4,776
                                                               -----------  -----------   ----------    ----------   -----------
OPERATING INCOME                                                      170          671          525           283           178
(Loss) gain on the MAP Transaction (a)                                 (5)       1,284            -             -             -
Loss on early retirement of debt                                        -         (145)           -             -             -
Net interest and other financing income (costs)                        47          (82)        (114)         (128)         (137)
                                                               -----------  -----------   ----------    ----------   -----------
INCOME FROM CONTINUING OPERATIONS
      BEFORE INCOME TAXES                                             212        1,728          411           155            41
Income tax (expense) benefit                                          (29)         230         (100)          (52)          (14)
                                                               -----------  -----------   ----------    ----------   -----------
INCOME FROM CONTINUING OPERATIONS                                     183        1,958          311           103            27
Income from discontinued operations (net of income taxes)             224           46           67           (23)          101
                                                               -----------  -----------   ----------    ----------   -----------
INCOME BEFORE CUMULATIVE EFFECT
      OF ACCOUNTING CHANGES                                           407        2,004          378            80           128
Cumulative effect of accounting changes (net of income taxes)           -            -            -            (5)          (11)
                                                               -----------  -----------   ----------    ----------   -----------
NET INCOME                                                     $      407   $    2,004    $     378     $      75    $      117
                                                               ===========  ===========   ==========    ==========   ===========

EARNINGS PER SHARE
Basic
      Income from continuing operations                        $     2.57   $    26.85    $    4.44     $    1.51    $     0.39
      Income from discontinued operations                            3.16          .64          .97          (.33)         1.47
      Cumulative effect of accounting changes                           -            -            -          (.08)         (.17)
                                                               -----------  -----------   ----------    ----------   -----------
      Net income                                               $     5.73   $    27.49    $    5.41     $    1.10    $     1.69
                                                               ===========  ===========   ==========    ==========   ===========
Diluted
      Income from continuing operations                        $     2.53   $    26.23    $    4.36     $    1.50    $     0.38
      Income from discontinued operations                            3.11          .62          .95          (.33)         1.45
      Cumulative effect of accounting changes                           -            -            -          (.07)         (.16)
                                                               -----------  -----------   ----------    ----------   -----------
      Net income                                               $     5.64   $    26.85    $    5.31     $    1.10    $     1.67
                                                               ===========  ===========   ==========    ==========   ===========


(a) "MAP Transaction" refers to the June 30, 2005 transfer of Ashland's 38% interest in Marathon Ashland Petroleum LLC (MAP), Ashland's maleic anhydride business and 60 Valvoline Instant Oil Change centers in Michigan and northwest Ohio to Marathon Oil Corporation in a transaction valued at approximately $3.7 billion.

Ashland Inc. and Consolidated Subsidiaries
CONSOLIDATED BALANCE SHEETS
September 30

(In millions)                                                           2006         2005         2004         2003         2002
---------------------------------------------------------------------------------------------------------------------------------
ASSETS
------
CURRENT ASSETS
Cash and cash equivalents                                          $   1,820    $     985    $     243    $     223    $      90
Available-for-sale securities                                            349          403            -            -            -
Accounts receivable                                                    1,401        1,242          953          804          752
Inventories                                                              532          439          383          371          384
Deferred income taxes                                                     93          104           96          125          109
Other current assets                                                      55           22          111           49           59
Current assets of discontinued operations                                  -          562          516          513          528
                                                                   ----------   ----------   ----------   ----------   ----------
                                                                       4,250        3,757        2,302        2,085        1,922
INVESTMENTS AND OTHER ASSETS
Investment in Marathon Ashland Petroleum LLC (MAP)                         -            -        2,713        2,448        2,350
Goodwill and other intangibles                                           310          235          116          109          107
Asbestos insurance receivable (noncurrent portion)                       444          370          399          399          171
Deferred income taxes                                                    186          228            -            -            -
Other noncurrent assets                                                  450          419          286          252          238
Noncurrent assets of discontinued operations                               -          976          909          966        1,178
                                                                   ----------   ----------   ----------   ----------   ----------
                                                                       1,390        2,228        4,423        4,174        4,044
PROPERTY, PLANT AND EQUIPMENT
Cost
      Performance Materials                                              637          573          613          567          561
      Distribution                                                       407          378          355          357          383
      Valvoline                                                          489          488          466          452          406
      Water Technologies                                                 255          184          167          156          149
      Unallocated and other                                              219          207          201          178          135
                                                                   ----------   ----------   ----------   ----------   ----------
                                                                       2,007        1,830        1,802        1,710        1,634
Accumulated depreciation and amortization                             (1,057)      (1,000)      (1,025)        (963)        (878)
                                                                   ----------   ----------   ----------   ----------   ----------
                                                                         950          830          777          747          756
                                                                   ----------   ----------   ----------   ----------   ----------
                                                                   $   6,590    $   6,815    $   7,502    $   7,006    $   6,722
                                                                   ==========   ==========   ==========   ==========   ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
------------------------------------
CURRENT LIABILITIES
Debt due within one year
      Short-term debt                                              $       -    $       -    $      40    $       -    $      10
      Current portion of long-term debt                                   12           12          399          102          191
Dividends payable                                                        674            -            -            -            -
Trade and other payables                                               1,302        1,239        1,106        1,111          991
Income taxes                                                              53           13           14           11           24
Current liabilities of discontinued operations                             -          281          256          260          292
                                                                   ----------   ----------   ----------   ----------   ----------
                                                                       2,041        1,545        1,815        1,484        1,508
NONCURRENT LIABILITIES
Long-term debt (less current portion)                                     70           82        1,109        1,512        1,606
Employee benefit obligations                                             313          358          428          385          509
Deferred income taxes                                                      -            -          286          215          177
Asbestos litigation reserve (noncurrent portion)                         585          521          568          560          152
Other long-term liabilities and deferred credits                         485          482          429          449          451
Noncurrent liabilities of discontinued operations                          -           88          161          148          146
                                                                   ----------   ----------   ----------   ----------   ----------
                                                                       1,453        1,531        2,981        3,269        3,041
STOCKHOLDERS' EQUITY
Common stock                                                               1            1           72           68           68
Paid-in capital                                                          240          605          478          350          338
Retained earnings                                                      2,899        3,251        2,262        1,961        1,961
Accumulated other comprehensive loss                                     (44)        (118)        (106)        (126)        (194)
                                                                   ----------   ----------   ----------   ----------   ----------
                                                                       3,096        3,739        2,706        2,253        2,173
                                                                   ----------   ----------   ----------   ----------   ----------
                                                                   $   6,590    $   6,815    $   7,502    $   7,006    $   6,722
                                                                   ==========   ==========   ==========   ==========   ==========

Ashland Inc. and Consolidated Subsidiaries
STATEMENTS OF CONSOLIDATED CASH FLOWS
Years Ended September 30

(In millions)                                                            2006         2005        2004        2003        2002
-------------------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES FROM CONTINUING OPERATIONS
Net income                                                          $     407    $   2,004   $     378   $      75   $     117
Results from discontinued operations (net of income taxes)               (224)         (46)        (67)         23        (101)
Cumulative effect of accounting changes                                     -            -           -           5          11
Adjustments to reconcile income from continuing operations
  to cash flows from operating activities
      Depreciation and amortization                                       111          100          98          96          94
      Deferred income taxes                                                (1)        (500)        104          66        (146)
      Equity income from affiliates                                       (11)        (525)       (412)       (292)       (181)
      Distributions from equity affiliates                                  5          279         152         203         201
      Loss (gain) on the MAP transaction                                    5       (1,284)          -           -           -
      Loss on early retirement of debt                                      -          145           -           -           -
      Change in operating assets and liabilities (a)                     (141)        (232)       (210)         25         (36)
      Other items                                                          (3)          (5)          -           -           -
                                                                    ----------   ----------  ----------  ----------  ----------
                                                                          148          (64)         43         201         (41)
CASH FLOWS FROM FINANCING ACTIVITIES FROM CONTINUING OPERATIONS
Proceeds from issuance of long-term debt                                    -            -           -           -          55
Proceeds from issuance of common stock                                     18          115         108           2          11
Excess tax benefits related to share-based payments                         6           20           3           -           -
Repayment of long-term debt                                               (13)      (1,552)       (100)       (216)       (140)
Repurchase of common stock                                               (405)        (100)          -           -         (42)
(Decrease) increase in short-term debt                                      -          (40)         40         (10)         10
Cash dividends paid                                                       (78)         (79)        (77)        (75)        (76)
                                                                    ----------   ----------  ----------  ----------  ----------
                                                                         (472)      (1,636)        (26)       (299)       (182)
CASH FLOWS FROM INVESTING ACTIVITIES FROM CONTINUING OPERATIONS
Additions to property, plant and equipment                               (175)        (180)       (137)        (65)        (71)
Purchase of operations - net of cash acquired                            (183)        (135)         (5)          -          (7)
Proceeds from sale of operations                                            -        3,303           -           -           -
Purchases of available-for-sale securities                               (824)        (402)          -           -           -
Proceeds from sales and maturities of
  available-for-sale securities                                           876            1           -           -           -
Purchase of accounts receivable                                             -         (150)          -           -           -
Collections of accounts receivable purchased                                -          150           -           -           -
Other - net                                                                20            9          23          (5)         21
                                                                    ----------   ----------  ----------  ----------  ----------
                                                                         (286)       2,596        (119)        (70)        (57)
                                                                    ----------   ----------  ----------  ----------  ----------
CASH (USED) PROVIDED BY CONTINUING OPERATIONS                            (610)         896        (102)       (168)       (280)
Cash provided (used) by discontinued operations
      Operating cash flows                                                197           53         143          41         256
      Investing cash flows                                              1,248         (207)        (21)        260        (122)
                                                                    ----------   ----------  ----------  ----------  ----------
INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                          835          742          20         133        (146)
Cash and cash equivalents - beginning of year                             985          243         223          90         236
                                                                    ----------   ----------  ----------  ----------  ----------
CASH AND CASH EQUIVALENTS - END OF YEAR                             $   1,820    $     985   $     243   $     223   $      90
                                                                    ==========   ==========  ==========  ==========  ==========

(INCREASE) DECREASE IN OPERATING ASSETS (a)
Accounts receivable                                                 $     (76)   $    (291)  $    (149)  $     (51)  $      64
Inventories                                                               (56)         (72)         (9)         13           6
Other current assets                                                       21           94         (60)         31          39
Investments and other assets                                              (32)        (247)        (15)         17          36
INCREASE (DECREASE) IN OPERATING LIABILITIES (a)
Trade and other payables                                                   42          106          (3)        102         (58)
Other current liabilities                                                 (90)         (27)        (11)        (45)        (18)
Noncurrent liabilities                                                     50          205          37         (42)       (105)
                                                                    ----------   ----------  ----------  ----------  ----------
CHANGE IN OPERATING ASSETS AND LIABILITIES                          $    (141)   $    (232)  $    (210)  $      25   $     (36)
                                                                    ==========   ==========  ==========  ==========  ==========

(a) Excludes changes resulting from operations acquired or sold.

Ashland Inc. and Consolidated Subsidiaries
INFORMATION BY INDUSTRY SEGMENT
Years Ended September 30

(In millions)                                                2006         2005         2004          2003         2002
-----------------------------------------------------------------------------------------------------------------------
REVENUES
Sales and operating revenues
      Performance Materials                             $   1,425    $   1,369    $   1,026     $     875    $     814
      Distribution                                          4,070        3,810        3,199         2,810        2,541
      Valvoline                                             1,409        1,326        1,297         1,235        1,152
      Water Technologies                                      502          394          360           337          316
      Intersegment sales (a)
        Performance Materials                                (145)        (143)         (85)          (68)         (62)
        Distribution                                          (23)         (22)         (19)          (21)         (20)
        Valvoline                                              (3)          (2)          (1)           (2)          (2)
        Water Technologies                                     (2)          (1)          (1)           (1)          (1)
                                                        ----------   ----------   ----------    ----------   ----------
                                                            7,233        6,731        5,776         5,165        4,738
Equity income
      Performance Materials                                    10            7            7             7            4
      Valvoline                                                 1            1            -             -            1
      Refining and Marketing                                    -          517          405           285          176
                                                        ----------   ----------   ----------    ----------   ----------
                                                               11          525          412           292          181
Other income
      Performance Materials                                     4           17            8             4            2
      Distribution                                              4            7            9            19           17
      Valvoline                                                 7            6            4             5            7
      Water Technologies                                        4            4            8             6            2
      Refining and Marketing                                    -            3           (6)            2            2
      Unallocated and other                                    14            2            3            10            5
                                                        ----------   ----------   ----------    ----------   ----------
                                                               33           39           26            46           35
                                                        ----------   ----------   ----------    ----------   ----------
                                                        $   7,277    $   7,295    $   6,214     $   5,503    $   4,954
                                                        ==========   ==========   ==========    ==========   ==========
OPERATING INCOME
Performance Materials                                   $     112    $      88    $      42     $      (1)   $      34
Distribution                                                  120           99           56            12          (15)
Valvoline                                                     (21)          59           77            61           56
Water Technologies                                             14           11           14             3           12
Refining and Marketing (b)                                      -          486          383           263          143
Unallocated and other                                         (55)         (72)         (47)          (55)         (52)
                                                        ----------   ----------   ----------    ----------   ----------
                                                        $     170    $     671    $     525     $     283    $     178
                                                        ==========   ==========   ==========    ==========   ==========
DEPRECIATION AND AMORTIZATION
Performance Materials                                   $      31    $      31    $      30     $      30    $      29
Distribution                                                   21           18           18            19           21
Valvoline                                                      28           27           27            26           24
Water Technologies                                             17           13           11            10            9
Unallocated and other                                          14           11           12            11           11
                                                        ----------   ----------   ----------    ----------   ----------
                                                        $     111    $     100    $      98     $      96    $      94
                                                        ==========   ==========   ==========    ==========   ==========

(a) Intersegment sales are accounted for at prices that approximate market value.
(b) Includes Ashland's equity income from MAP through June 30, 2005, amortization related to Ashland's excess investment in MAP, and other activities associated with refining and marketing.


Ashland Inc. and Consolidated Subsidiaries
INFORMATION BY INDUSTRY SEGMENT
Years Ended September 30

(In millions)                                               2006         2005           2004          2003         2002
------------------------------------------------------------------------------------------------------------------------
ASSETS
Performance Materials                                  $     841    $     764      $     640     $     563    $     551
Distribution                                               1,148        1,057            922           856          884
Valvoline                                                    742          723            658           667          611
Water Technologies                                           468          233            202           186          179
Refining and Marketing                                         -            -          2,742         2,484        2,409
Discontinued operations                                        -        1,569          1,428         1,481        1,709
Unallocated and other (a)                                  3,391        2,469            910           769          379
                                                       ----------   ----------     ----------    ----------   ----------
                                                       $   6,590    $   6,815      $   7,502     $   7,006    $   6,722
                                                       ==========   ==========     ==========    ==========   ==========
CAPITAL EMPLOYED
Performance Materials                                  $     505    $     466      $     373     $     335    $     339
Distribution                                                 564          513            449           418          459
Valvoline                                                    489          483            388           399          343
Water Technologies                                           322          146            116           103           99

RETURN ON INVESTMENT (b)
Performance Materials                                       15.9%        10.8  (c)       8.0%         (0.1)%        6.1%
Distribution                                                13.5%        12.0%           7.7%          1.4%        (2.6)%
Valvoline                                                   (2.6)%        9.0% (c)      11.5%          9.9%         9.2%
Water Technologies                                           6.4%         7.6%           9.0%          3.5%         8.2%

ADDITIONS TO PROPERTY, PLANT AND EQUIPMENT
Performance Materials                                  $      58    $      45      $      45     $      23    $      20
Distribution                                                  36           26             10             5           15
Valvoline                                                     38           66             26            18           22
Water Technologies                                            23           19             17            11            7
Unallocated and other                                         20           24             39             8            7
                                                       ----------   ----------     ----------    ----------   ----------
                                                       $     175    $     180      $     137     $      65    $      71
                                                       ==========   ==========     ==========    ==========   ==========

(a)  Includes cash, cash equivalents and other unallocated assets.
(b) Calculated as income from continuing operations divided by average quarterly capital employed.
(c) On June 30, 2005, Ashland transferred its 38-percent interest in Marathon Ashland Petroleum LLC and two other businesses to Marathon Oil Corporation (the "MAP Transaction"). Amounts for 2005 exclude the respective portions of the net gain on the MAP transaction of $43 million for Performance Materials and $24 million for Valvoline. For further information, see Note E of Notes to Consolidated Financial Statements in Ashland's annual report of Form 10-K for the year ended September 30, 2006. Including these amounts, the return on investment would have been 20.3% for Performance Materials and 14.4% for Valvoline.

Ashland Inc. and Consolidated Subsidiaries
INFORMATION BY INDUSTRY SEGMENT
Years Ended September 30

(In millions)                                                        2006         2005        2004         2003         2002
-----------------------------------------------------------------------------------------------------------------------------
OPERATING INFORMATION
Performance Materials (a)
      Sales per shipping day                                   $      5.7    $     5.4   $     4.0    $     3.5    $     3.2
      Pounds sold per shipping day                                    4.9          5.4         5.1          4.7          4.7
      Gross profit as a percent of sales                             22.5%        20.4%       20.4%        22.1%        25.8%
Distribution (a)
      Sales per shipping day                                   $     16.2    $    15.1   $    12.6    $    11.2    $    10.1
      Pounds sold per shipping day                                   18.9         19.2        19.4         18.2         17.3
      Gross profit as a percent of sales                              9.5%         9.7%        9.6%         9.9%         9.7%
Valvoline (a)
      Lubricant sales (gallons)                                     168.7        175.4       191.6        193.5        199.0
      Premium lubricants (percent of U.S. branded volumes)           23.1%        23.4%       21.5%        18.5%        16.1%
      Gross profit as a percent of sales                             19.9%        26.6%       28.2%        27.8%        27.3%
Water Technologies (a)
      Sales per shipping day                                   $      2.0    $     1.6   $     1.4    $     1.3    $     1.3
      Gross profit as a percent of sales                             43.7%        47.8%       49.3%        50.4%        51.2%


-----------------------------------------------------------------------------------------------------------------------------

(a) Sales are defined as sales and operating revenues. Gross profit is defined as sales and operating revenues, less cost of sales and operating expenses.

Ashland Inc. and Consolidated Subsidiaries
INTERNATIONAL OPERATIONS
Years Ended September 30

(In millions)                                                2006         2005          2004         2003          2002
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL ASSETS
Performance Materials                                   $     463    $     396     $     333    $     269    $      245
Distribution                                                  264          216           184          152           125
Valvoline                                                     158          146           132          121           101
Water Technologies                                            268           88            83           83            74
                                                        ----------   ----------    ----------   ----------   -----------
                                                            1,153          846           732          625           545
INTERNATIONAL LIABILITIES
Performance Materials                                         130          102            94           71            66
Distribution                                                  127           94            88           59            49
Valvoline                                                      44           42            54           45            37
Water Technologies                                             89           31            34           33            33
                                                        ----------   ----------    ----------   ----------   -----------
                                                              390          269           270          208           185
NET INTERNATIONAL INVESTMENT
Performance Materials                                         333          294           239          198           179
Distribution                                                  137          122            96           93            76
Valvoline                                                     114          104            78           76            64
Water Technologies                                            179           57            49           50            41
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     763    $     577     $     462    $     417    $      360
                                                        ==========   ==========    ==========   ==========   ===========
INTERNATIONAL INCOME BEFORE INCOME TAXES (a)
Performance Materials                                   $      68    $      64     $      43    $      30    $       27
Distribution                                                   12           17            14            8             6
Valvoline                                                      19           26            20           16             9
Water Technologies                                             41           37            30           24            27
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     140    $     144     $     107    $      78    $       69
                                                        ==========   ==========    ==========   ==========   ===========
INTERNATIONAL REVENUES (b)
Performance Materials                                   $     608    $     601     $     387    $     307    $      257
Distribution                                                  729          663           537          432           360
Valvoline                                                     310          287           249          208           177
Water Technologies                                            309          229           202          178           161
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $   1,956    $   1,780     $   1,375    $   1,125    $      955
                                                        ==========   ==========    ==========   ==========   ===========

(a) Amounts represent income recorded by international subsidiaries, equity and dividend income from international affiliates, and international source royalty and other income recorded by U.S. subsidiaries. Amounts do not reflect intercompany items eliminated in consolidation (e.g. interest) or any allocation of unallocated expenses incurred in the U.S. (e.g., research and development, advertising or administrative expenses) for the benefit of both U.S. and international operations.
(b)  Includes sales and operating revenues, equity income and other income.

Ashland Inc. and Consolidated Subsidiaries
INTERNATIONAL OPERATIONS
Years Ended September 30

(In millions)                                                2006         2005          2004         2003          2002
------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL ASSETS
Europe                                                  $     715    $     499     $     432    $     372    $      329
Canada                                                        193          189           164          142           124
Asia                                                          131           72            58           43            36
Australia and New Zealand                                      55           46            48           42            34
Other                                                          59           40            30           26            22
                                                        ----------   ----------    ----------   ----------   -----------
                                                            1,153          846           732          625           545
INTERNATIONAL LIABILITIES
Europe                                                        287          181           180          138           129
Canada                                                         48           48            52           40            32
Asia                                                           22            9            11           10             8
Australia and New Zealand                                      19           17            17           11            10
Other                                                          14           14            10            9             6
                                                        ----------   ----------    ----------   ----------   -----------
                                                              390          269           270          208           185
NET INTERNATIONAL INVESTMENT
Europe                                                        428          318           252          234           200
Canada                                                        145          141           112          102            92
Asia                                                          109           63            47           33            28
Australia and New Zealand                                      36           29            31           31            24
Other                                                          45           26            20           17            16
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     763    $     577     $     462    $     417    $      360
                                                        ==========   ==========    ==========   ==========   ===========
INTERNATIONAL INCOME BEFORE INCOME TAXES (a)
Europe                                                  $      67    $      61     $      41    $      24    $       31
Canada                                                         29           40            32           25            25
Asia                                                           18           14            14           13            10
Australia and New Zealand                                       6           10            11            8             3
Other                                                          20           19             9            8             -
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $     140    $     144     $     107    $      78    $       69
                                                        ==========   ==========    ==========   ==========   ===========
INTERNATIONAL REVENUES (b)
Europe                                                  $   1,118    $     999     $     757    $     626    $      516
Canada                                                        421          422           344          292           265
Asia                                                          143          114            87           70            57
Australia and New Zealand                                     107          105            95           75            61
Other                                                         167          140            92           62            56
                                                        ----------   ----------    ----------   ----------   -----------
                                                        $   1,956    $   1,780     $   1,375    $   1,125    $      955
                                                        ==========   ==========    ==========   ==========   ===========

(a) Amounts represent income recorded by international subsidiaries, equity and dividend income from international affiliates, and international source royalty and other income recorded by U.S. subsidiaries. Amounts do not reflect intercompany items eliminated in consolidation (e.g. interest) or any allocation of unallocated expenses incurred in the U.S. (e.g., research and development, advertising or administrative expenses) for the benefit of both U.S. and international operations.
(b) Includes sales and operating revenues, equity income and other income.